EXHIBIT 99: JOINT FILER INFORMATION

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
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     Name                       Address             Designated Filer     Issuer & Ticker     Date of          Signature
                                                                              Symbol     Event Requiring
                                                                                           Reporting
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Novartis AG           Lichtstrasse 35,            Novartis Corporation Chiron Corporation  12/08/05   Novartis AG
                      CH-4002 Basel, Switzerland                       (CHIR)
                                                                                                      By:/s/ Peter Rupprecht
                                                                                                         ---------------------------
                                                                                                      Name:  Peter Rupprecht
                                                                                                      Title:  Authorized Signatory

                                                                                                      By:/s/ Urs Baerlocher
                                                                                                         --------------------------
                                                                                                      Name:  Urs Baerlocher
                                                                                                      Title:  Authorized Signatory

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Novartis Pharma AG    Lichtstrasse 35,            Novartis Corporation Chiron Corporation  12/08/05   Novartis Pharma AG
                      CH-4002 Basel, Switzerland                       (CHIR)
                                                                                                      By:/s/ Dr. Ingrid Sollerer
                                                                                                         ---------------------------
                                                                                                      Name:  Dr. Ingrid Sollerer
                                                                                                      Title:  Authorized Signatory

                                                                                                      By:/s/ Dr. Peter Kornicker
                                                                                                         ---------------------------
                                                                                                      Name:  Dr. Peter Kornicker
                                                                                                      Title:  Authorized Signatory

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Novartis Biotech      c/o Novartis Corporation    Novartis Corporation Chiron Corporation  12/08/05   Novartis Biotech Partnership,
Partnership, Inc.     608 Fifth Avenue                                 (CHIR)                         Inc.
                      New York, NY 10020, USA                                                         By:/s/ Wayne P. Merkelson
                                                                                                      Name: Wayne P. Merkelson
                                                                                                      Title: Vice President
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